Exhibit 10.3

AGREEMENT TO ASSIGN CALL OPTION AGREEMENT
转让选择权协议之协议

THIS AGREEMENT TO ASSIGN CALL OPTION AGREEMENT (this “Agreement”) is dated April 25, 2011, by and among Lucy Xia, with U.S. Passport number of 075323787 (the “Assignor”), Huiling Zhou, with Philippine Passport with number of XX4039845 (the “Assignee”) and ZHOU Taiping, a PRC citizen (“Grantee”).  Assignor, Assignee and Grantee are each referred to in this Agreement as a “Party” and collectively as the “Parties.”
本转让选择权协议之协议于2010年 4月 25日由具有编号为075323787美国护照的Lucy Xia（“转让方”），具有编号为XX4039845菲律宾护照的Huiling Zhou（“受让方”）和中国公民周太平（“被授予方”）共同订立。转让方、受让方和授予方各称为为“一方”，统称为“各方”。

WHEREAS, Assignor and Grantee entered into Call Option Agreement (the “Call Option Agreement”) dated on January 15, 2011, pursuant to which Assignor granted to the Grantee a call option to purchase certain number of ordinary shares of Excel Deal International Limited (“BVI Company”) ;
鉴于，转让方与被授予方于2011年1月15日签署选择权协议（“选择权协议”），依协议转让方授予被授予方购买Excel Deal International Limited（“BVI公司”）股份的选择权；

WHEREAS, Assignor transferred 100% of BVI Company to Assignee on April 25, 2011;
鉴于，转让方已于2011年4月25日向受让方转让了100%BVI公司股权；

WHEREAS, Assignee desires to obtain the assignment of the Call Option Agreement from the Assignor, and Assignor is willing to assign Call Option Agreement to Assignee for good and valuable consideration as hereinafter set forth:
鉴于，受让方意图概括受让选择权协议的移转，而转让方愿意以相应对价向受让方概括移转选择权协议。

NOW THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the Parties hereto agree as follows:
现，为此，基于本协议合意、承诺、承诺和保证，各方同意如下：

1.	ASSIGNMENT 转让

1.1
Assignor hereby assigns the Call Option Agreement, including all of its rights and obligations thereunder, to Party B, and Party B hereby accepts such assignment (the “Assignment”).转让方在此将选择权协议，包括其项下的全部权利和义务，概括转让予受让方，且受让方在此同意接受该等转让（“移转”） 。

1.2	Grantee hereby irrevocably agrees and acknowledges that 100% shares of BVI Company were duly transferred from Assignor to Assignee on April 25, 2011 according to section 6 of Call Option Agreement.
被授予方在此同意并认可100%BVI公司的股份依据选择权协议第6条，于2011年4月25日恰当地由转让方转让给受让方。

1.3	Grantee hereby irrevocably agrees and acknowledges that the assignment of Call Option Agreement from Assignor to Assignee under this Agreement.
被授予方在此同意并认可依本协议将BVI公司选择权协议由转让方概括移转予受让方。

2.           GENERAL

2.1	This Agreement constitutes the entire agreement between the Parties relating to the subject matter of this Agreement and supersedes all previous agreements.本协议构成与本协议标的相关的所有当事人之间的完整协议，并取代先前全部的协议。

2.2
This Agreement shall be governed and construed under the laws of the British Virgin Islands, and shall be binding on and shall inure to the benefit of the Parties and their respective successors and permitted assigns.

本协议适用英属维京群岛法律并依其解释，同时也约束协议各方和其他各自的承继人和经许可的受让方。

2.3	This Agreement shall be executed in three (3) duplicate originals in both Chinese and English. Each Party shall receive one (1) duplicate original, and all originals shall be equally valid.
本协议应以中文和英文签署三份。各方各执一份，每份效力相同。

[SIGNATURE PAGE FOLLOWS]
[以下为签字页]

[SIGNATURE PAGE]
[签署页]

IN WITNESS WHEREOF the Parties hereto have executed this Agreement on the date first above written.
兹证明，协议各方于本协议首页载明之日期签署本协议。

The Assignor
转让方

By: _____________________
签名：

Name: Lucy Xia
姓名:

[SIGNATURE PAGE]
[签署页]

IN WITNESS WHEREOF the Parties hereto have executed this Agreement on the date first above written.
兹证明，协议各方于本协议首页载明之日期签署本协议。

The Assignee
受让方

By: _____________________
签名：

Name: Huiling Zhou
姓名:

[SIGNATURE PAGE]
[签署页]

IN WITNESS WHEREOF the Parties hereto have executed this Agreement on the date first above written.
兹证明，协议各方于本协议首页载明之日期签署本协议。

The Grantee
被授予方

By: _____________________
签名：

Name: ZHOU, Taiping
姓名: 周太平

Consent of Transfer
转让同意

To: LUCY XIA (the “Grantor”) and board of directors of BVI Company

致：LUCY XIA（“授予人”）与 BVI公司董事会

From: ZHOU Taiping (the “Grantee”)
递送方：周太平（“被授予人”）

According to Section 6 Call Option Agreement dated January 15, 2011 made among us, I hereby give you notice that I consent and instruct that you, Ms Lucy Xia transfers 100% shares of Excel Deal International Limited (“BVI Company”) to Ms. Huiling Zhou.

依据我们之间于2011年1月25日签署的选择权协议第6条，我现特此通知您，我同意和指示您将BVI公司100%的股份转让给Huiling Zhou女士。

 Dated: April 25, 2011

日期: 2011年4月25日

Yours faithfully

此致

敬礼

___________________________

Name: ZHOU Taiping

姓名：周太平